CONFIDENTIAL TREATMENT REQUESTED



                                   ADDENDUM V
                                       TO
                         SPRINT PCS MANAGEMENT AGREEMENT

Manager:          Horizon Personal Communications, Inc.

Service Area:     Athens, OH BTA
                  Charleston, WV BTA
                  Chillicothe, OH BTA
                  Huntington, WV - Ashland, KY BTA
                  Parkersburg, WV - Marietta, OH BTA
                  Portsmouth, OH BTA
                  Zanesville - Cambridge, OH BTA
                  Danville, VA BTA
                  Lynchburg, VA BTA
                  Martinsville, VA BTA
                  Roanoke, VA BTA
                  Staunton-Waynesboro, VA BTA
                  Bluefield, VA BTA
                  Beckley, WV BTA
                  Kingsport, Johnson City, Bristol, TN BTA
                  Willamson-Pikeville, WV BTA
                  Logan, WV BTA
                  Cumberland, MD BTA
                  Fairmont, WV BTA
                  Morgantown, WV BTA
                  Clarksburg, WV BTA
                  Cincinnati, OH BTA (counties of Adams, Brown, Highland, Mason)
                  Canton-New Philadelphia, OH BTA (Coshocton County only)
                  Charlottesville, VA BTA
                  Ashtabula, OH BTA
                  DuBois-Clearfield, PA BTA
                  Erie, PA BTA
                  Jamestown, Warren, Dunkirk, PA BTA
                  Meadville, PA BTA
                  Oil City-Franklin, PA, BTA
                  Olean, NY, Bradford, PA BTA
                  Pottsville, PA BTA
                  Sharon, PA BTA
                  Scranton, Wilkes-Barre, PA BTA
                  State College, PA BTA
                  Stroudsburg, PA BTA
                  Sunbury-Shamokin, PA BTA
                  Williamsport, PA BTA
                  Allentown, PA BTA, only the county of Carbon
                  New York, NY BTA, only the counties of Sussex and Pike

     This Addendum V (this "Addendum"), dated as of June 1, 2001, contains certain additional and supplemental terms and provisions to that certain Sprint PCS Management Agreement entered into as of June 8, 1998 by the same parties as this Addendum, which Management Agreement was further amended by that certain Addendum I entered into as of June 8, 1998, Addendum II entered into as of August 12, 1999, Addendum III entered into as of May 19, 2000 and Addendum IV entered into as of June 1, 2000 (the Management Agreement, as amended by Addenda I, II, III and IV being the "Management Agreement"). The terms and provisions of this Addendum control, supersede and amend any conflicting terms and provisions contained in the Management Agreement. Except for express modifications made in this Addendum, the Management Agreement continues in full force and effect, including, but not limited to, the force majeure provision.

     Capitalized terms used and not otherwise defined in this Addendum have the meanings ascribed to them in the Management Agreement. Section and Exhibit references are to Sections of, and Exhibits to, the Management Agreement, unless otherwise noted.

     The Management Agreement is modified as follows:

     1. Revised Build-Out Plan.

     (a) Revised Exhibits. Exhibit 2.1 to the Management Agreement (Revised May 9, 2000) is hereby superseded and replaced in its entirety by an Amended Exhibit
2.1 (Revised Effective June 1, 2001) (the "Amended Exhibit 2.1") attached to this Addendum. Amended Exhibit 2.1 includes:

     (i) Build-out Plan Map which sets forth the Full Build-out Coverage Area (no change from the Build-out Plan Maps for the original Service Area as described in Addendum I, dated June 8, 1998; the Alliances' resale markets as described in Addendum II, dated August 12, 1999; and the expansion of the Service Area as described in Addendum III, dated May 9, 2000);

     (ii) Build-out Plan Table which sets forth the Full Build-out Date and the covered population percentages for each A Market, B Market and C Market; and

     (iii) Build-out Plan Description.

     (b) Penalty, Initial Phase Market Launch

     Initial Phase Market Launch penalties will be assessed on the only phase of single-phase markets and the first phase of multiple-phase markets. Each penalty described in this subsection will begin accruing at 12:01 am (Kansas City time) on the date six calendar days after the Contractual Launch Date set forth in Amended Exhibit 2.1 for that respective market.

     The A Markets Penalty Amount equals the amount set forth on the following Penalty Table opposite the appropriate range of number of days from and including the Contractual Launch Date to and including the date of the last A Market to achieve Initial Phase Market Launch.

     The B Markets Penalty Amount equals the sum of the amounts set forth on the following Penalty Table opposite the appropriate range of number of days from and including the Contractual Launch Date to and including the date each B Market achieves Initial Phase Market Launch. The B Markets Penalty Amount is the sum of each individual B Market that launches past the respective Contractual Launch Date; each individual B Market has a separate penalty amount.

     The C Markets Penalty Amount equals the sum of the amounts set forth on the following Penalty Table opposite the appropriate range of number of days from and including the Contractual Launch Date to and including the date each C Market achieves Initial Phase Market Launch. The C Markets Penalty Amount is the

                                        [***] - CONFIDENTIAL TREATMENT REQUESTED

sum of each individual C Market that launches past the respective Contractual Launch Date; each individual C Market has a separate penalty amount.

                                    Initial Phase Market Launch Penalty Table
------------------------------------------------------------------------------------------------------------------
Penalty Period                        A Market Penalty            B Market Penalty            C Market Penalty
---------------------------------- ----------------------- ------------------------------- -----------------------
6-60 days past the Contractual              [***]                      [***]                       [***]
Launch Date
---------------------------------- ----------------------- ------------------------------- -----------------------
61-90 days past the Contractual             [***]                      [***]                       [***]
Launch Date
---------------------------------- ----------------------- ------------------------------- -----------------------
91-120 days past the Contractual            [***]                      [***]                       [***]
Launch Date
---------------------------------- ----------------------- ------------------------------- -----------------------
121-150 days past the                       [***]                      [***]                       [***]
Contractual Launch Date
---------------------------------- ----------------------- ------------------------------- -----------------------
151- 180 days past the                      [***]                      [***]                       [***]
Contractual Launch Date

     (c) Penalty, Full Build-out

     Full Build-out Coverage penalties will be assessed on the final phase of multiple-phase markets and are in addition to any Initial Phase Market Launch penalties assessed in accordance with Section 1(b) in multiple-phase markets. Each penalty described in this subsection will begin accruing at 12:01 am (Kansas City time) on the date six calendar days after the Full Build-out Date set forth in Amended Exhibit 2.1 for that respective market.

     The A Markets Penalty Amount equals the amount set forth on the following Penalty Table opposite the appropriate range of number of days from and including the Full Build-out Date to and including the date of the last A Market to achieve Full Build-out Coverage.

     The B Markets Penalty Amount equals the sum of the amounts set forth on the following Penalty Table opposite the appropriate range of number of days from and including the Full Build-out Date to and including the date each B Market achieves Full Build-out Coverage. The B Markets Penalty Amount is the sum of each individual B Market in which Full Build-out Coverage occurs past the respective Full Build-out Date; each individual B Market has a separate penalty amount.

     The C Markets Penalty Amount equals the sum of the amounts set forth on the following Penalty Table opposite the appropriate range of number of days from and including the Full Build-out Date to and including the date each C Market achieves Full Build-out Coverage. The C Markets Penalty Amount is the sum of each individual C Market in which Full Build-out Coverage occurs past the respective Full Build-out Date; each individual C Market has a separate penalty amount.

                                      Full Build-out Coverage Penalty Table
---------------------------------- ----------------------- ------------------------------- -----------------------
Penalty Period                        A Market Penalty            B Market Penalty            C Market Penalty
---------------------------------- ----------------------- ------------------------------- -----------------------
6-60 days past the Full                    [***]                       [***]                       [***]
Build-out Date
---------------------------------- ----------------------- ------------------------------- -----------------------
61-90 days past the Full                   [***]                       [***]                       [***]
Build-out Date
---------------------------------- ----------------------- ------------------------------- -----------------------
91-120 days past the Full                  [***]                       [***]                       [***]
Build-out Date

                                        [***] - CONFIDENTIAL TREATMENT REQUESTED

---------------------------------- ----------------------- ------------------------------- -----------------------
121-150 days past the Full                 [***]                       [***]                       [***]
Build-out Date
---------------------------------- ----------------------- ------------------------------- -----------------------
151- 180 days past the Full                [***]                       [***]                       [***]
Build-out Date
---------------------------------- ----------------------- ------------------------------- -----------------------

     (d) Payment of Penalty Amounts.

     (i) Manager will pay each applicable Initial Phase Market Launch penalty amount on or before (i) the date five business days after the last A Market achieves the Contractual Launch Date and (ii) each date five business days after each B Market achieves the Contractual Launch Date and (iii) each date five business days after each C Market achieves the Contractual Launch Date (each a "Payment Date").

     (ii) Manager will pay each applicable Full Build-out penalty amount on or before (i) the date five business days after the last A Market achieves Full Build-out Coverage and (ii) each date five business days after each B Market achieves Full Build-out Coverage and (iii) each date five business days after each C Market achieves Full Build-out Coverage (each a "Payment Date").

     (iii)Manager will also owe Additional Interest on the individual penalty amounts, which Additional Interest is payable in the same manner as the penalty amounts (e.g., timing and form of payment).

     (iv) Manager will pay the aggregate penalty amounts in cash or, if Sprint PCS and Manager agree, in Manager's Shares. Payments of cash will be made via wire transfer in accordance with instructions provided to Manager by Sprint PCS.

     (e) Waiver of Cure Rights. If Manager does not achieve Initial Phase Market Launch or Full Build-out Coverage in a Market by 11:59 p.m. (Kansas City time) on the 90-day Threshold or 180-Day Threshold, Manager will be in breach of a material term of the Management Agreement and Sprint PCS will be entitled to pursue its remedies under Section 11.3.3 of the Management Agreement. If Sprint PCS pursues such remedies, Manager agrees that, in pursuing any defenses that it may have to such remedies, Manager waives any rights to the cure periods set forth in Section 11.3.3 of the Management Agreement.

     (f) Definitions.

     "90-Day Threshold" means the date 90 calendar days after the Contractual Launch Date or the Full Build-out Date, as the case may be, for a respective A Market, B Market, or C Market.

     "180-Day Threshold" means the date 180 calendar days after the Contractual Launch Date or the Full Build-out Date, as the case may be, for a respective A Market, B Market or C Market.

     "A Markets" means Phase II core Scranton and Wilkes-Barre, PA as indicated on Amended Exhibit 2.1.

     "Additional Interest" means the sum of the products of (A) each individual penalty amount, multiplied by (B) [***] per annum, multiplied by (C) the number of calendar days from the respective Payment Date to the date such penalty amount is actually paid, inclusive, divided by 365.

     "B Markets" means Scranton/Wilkes-Barre, PA BTA Phase IIA and Phase III, Jamestown, Warren, Dunkirk PA BTA Phase III, State College, PA BTA Phase III, Williamsport, PA BTA Phase III, Sunbury-Shamokin, PA BTA Phase III, Stroudsburg,

PA BTA Phase IIA, Sharon, PA BTA Phase III, New York, NY BTA (Sussex and Pike Counties only) Phase IIA and Phase III and Erie, PA BTA Phase III, as indicated on the Amended Exhibit 2.1.

     "C Markets" means Oil City, Franklin, PA BTA Phase III, Du Bois-Clearfield, PA BTA Phase III, Pottsville, PA BTA Phase IIA and Phase III, Olean, NY-Bradford, PA BTA Phase III, Allentown, PA BTA (Carbon County only), Phase IIA and Phase III , as indicated on the Amended Exhibit 2.1.

     "Change of Control Transaction" means a transaction that results in a Change of Control of Manager.

     "Contractual Launch Date" means the respective date set forth on the Build-out Plan Table portion Amended Exhibit 2.1.

     "Full Build-out Coverage" means network coverage of the geographic area described in Amended Exhibit 2.1 in which (i) Manager has met substantially all Sprint PCS standards and Program Requirements for operational and network readiness (which includes but is not limited to completion of the OPAC checklist, OPAC process, test plans, coverage definition, assessment of site readiness, network optimization, operational and systems readiness assessment by the Sprint PCS Operational Readiness Team); (ii) Manager has handset inventory, training completed and point-of-sale materials for Sprint PCS, Sprint PCS
National Third Party and local third party retail outlets to meet reasonably expected subscriber demand; (iii) Manager markets and sells Sprint PCS Products and Services through mass advertising (i.e., print, radio and television media); and (iv) Manager has met substantially all Sprint PCS soft launch criteria which means (A) systems are up and functioning, stores contemplated in the OPAC checklist are operational (and open), and activations can occur, (B) soft launch typically occurs one week after network ready date, and one week before hard launch, (C) activations of friendly accounts may occur, but any store traffic is strictly unsolicited; (D) launch-related hiring and training should be completed prior to soft launch.

     "Full Build-out Coverage Area" means the geographic area described in Amended Exhibit 2.1.

     "Full Build-out Date" means the respective date set forth on the Build-out Plan Table portion of Amended Exhibit 2.1.

     "Initial Phase Market Launch" means the first build-out phase of a specific A, B or C Market to meet the requirements for that Market as set forth in the Amended Exhibit 2.1 Build-out Plan Map, Build-out Plan Table and Build-out Plan Description and satisfies the requirements of "Full Build-out Coverage" as defined in section 1(f), including any exceptions pre-approved by Sprint PCS as described in section 1(e) (iii), of this Addendum V to the Management Agreement.

     "Manager Shares" is defined as follows:

     (i) if no Change of Control Transaction has occurred prior to a Payment Date, then the number of shares of Manager to be issued to Sprint PCS shall be calculated by multiplying (A) the total number of shares outstanding of Manager determined on a fully diluted basis by (B) a fraction, the numerator of which will be the dollar amount that Sprint PCS shall be entitled to receive hereunder and the denominator of which will be the total dollar amount of Manager's total equity in respect of shares outstanding determined on a fully-diluted basis; or

     (ii) if a Change of Control Transaction has occurred prior to a Payment Date, then Sprint PCS shall be entitled to receive the number of shares of the entity acquiring Manager in a Change of Control Transaction (the "Acquirer") as Sprint PCS would have received if the Manager Shares calculation set forth in clause (i) above had occurred and the requisite number of Manager Shares had been issued to Sprint PCS immediately prior to the effective time of any such Change of Control Transaction and Sprint PCS shall also be entitled to receive such other and additional consideration in respect thereof that would

                                        [***] - CONFIDENTIAL TREATMENT REQUESTED

          have been receivable had such Manager Shares been outstanding as of the effective time of such Change of Control Transaction.

     2. Additional Terms and Provisions. The phrase "the Addendum also describes" is deleted from the second sentence of Section 17.24, and the following language is inserted at the end of that second sentence: "are described on Exhibit 17.24, and photocopies of any such written agreements have been delivered to Sprint PCS".

     3. Expedite Fees. If Sprint PCS and Manager agree to pay additional fees to a third party for any efforts associated with expediting completion of any portion of Manager's Build Out Plan or Switch Integration to meet a Network Ready Date (the "NRD") including, but not limited to, payment of expedited fees for microwave relocation, and the NRD is later extended due to Manager action or lack of action, then Manager will have full responsibility for the payment of such fees.

     4. Deletion of Sections. Sections 5, 6 and 7 of Addendum I to the Management Agreement are hereby deleted in their entirety.

     5. Definitions. The following definition is added to the Schedule of Definitions, and in Section 2.3, the phrase "wireless mobility communications network" is replaced by the phrase "Wireless Mobility Communications Network":

     "Wireless Mobility Communications Network" means a radio communications system operating in the 1900 MHz spectrum range under the rules designated as Subpart E of Part 24 of the FCC's rules.

     6. Spectrum Availability. Manager and Sprint PCS agree that Manager has the right to use either (i) all of the PCS Spectrum identified in Amended Exhibit
2.1 in the portion of a particular BTA that is part of the Service Area if Sprint PCS has 20 MHz or less of spectrum within such portion of that particular BTA or (ii) all of the PCS Spectrum up to 20 MHz of the PCS Spectrum identified in Amended Exhibit 2.1 in the portion of a particular BTA that is part of the Service Area if Sprint PCS has more than 20 MHz of spectrum within such portion of that particular BTA. Manager agrees to design its Service Area Network to use the allocated PCS Spectrum efficiently.

     In any BTA within the Service Area where Sprint PCS has more than 20 MHz of PCS Spectrum (such amount of PCS Spectrum in excess of 20 MHz being referred to as "Available PCS Spectrum"), Sprint PCS, in its sole discretion, may use (if not used in the operation of a Wireless Mobility Communications Network), sell, assign or otherwise dispose of ("Transfer") any Available PCS Spectrum that is not then currently being used by Manager [***].

     If Sprint PCS acquires additional PCS Spectrum in [***], then the portion of that spectrum that is needed to have 20 MHz available for Manager (the "Requested Spectrum") will be made available to Manager for Manager's use under the Management Agreement at [***]. If more than the Requested Spectrum is acquired by Sprint PCS in [***], Sprint PCS has the right to determine which range of the Requested Spectrum may be used by Manager. Any acquired PCS Spectrum in excess of the Requested Spectrum will be deemed Available PCS Spectrum and subject to the provisions of the previous paragraph.

     7. Preservation of Sprint PCS Licenses. Section 2(e) of Addendum II is modified by changing all references to "June 30, 2002" to "April 29, 2002".

     In addition, if Sprint PCS and the Alliances consummate a license exchange that results in a change to Sprint PCS' Build-out Requirements (i.e., the B-Block Build-out Requirements apply instead of the D/E-Block Build-out Requirements), then Sprint PCS' notification and Manager's build-out obligations will be modified to meet the applicable Build-out Requirements.

     8.  Insurance.  The "Commercial  General  Liability  Insurance:  section of
Exhibit 12.3 to the Management Agreement is modified by adding the following sentence to the end of that section: "However, Manager may obtain separate insurance covering projects near a railroad right-of-way on a project-by-project basis, if in Manager's discretion, the cost of general coverage is unreasonable."

     9. Governing Law and Jurisdiction. (a) Section 17.12 of the Management Agreement, Section 9.11 of the Services Agreement and Section 15.8 of each of the Trademark License Agreements is deleted in its entirety and replaced with the following language:

          Governing Law. The internal laws of the State of Kansas (without regard to principles of conflicts of law) govern the validity of this agreement, the construction of its terms, and the interpretation of the rights and duties of the parties.

     (b) Paragraphs (a) and (b) of Section 15.13 of each of the Trademark License Agreements are deleted in their entirety and replaced with the following language:

          (a) Each party hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any Kansas State court sitting in the County of Johnson or any Federal court of the United States of America sitting in the District of Kansas, and any appellate court from any such court, in any suit action or proceeding arising out of or relating to this agreement, or for recognition or enforcement of any judgment, and each party hereby irrevocably and unconditionally agrees that all claims in respect of any such suit, action or proceeding may be heard and determined in such Kansas State Court or, to the extent permitted by law, in such Federal court.

          (b) Each party hereby irrevocably and unconditionally waives, to the fullest extent it may legally do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this agreement in Kansas State court sitting in the County of Johnson or any Federal court sitting in the District of Kansas. Each party hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such suit, action or proceeding in any such court and further waives the right to object, with respect to such suit, action or proceeding, that such court does not have jurisdiction over such party.

     10. Notice Address. The address for all entities comprising Sprint PCS on the Notice Address Schedule is changed to the following:

         Sprint PCS
         6160 Sprint Parkway, Building 9
         Overland Park, KS  66251
         Telephone: 913-762-7100
         Telecopier:  913-762-7102
         Attention: President, Sprint PCS
with a copy to

         Sprint PCS
         6160 Sprint Parkway, Building 9
         Overland Park, KS  66251
         Telephone: 913-762-7400
         Telecopier:  913-762-0920
         Attention: General Counsel, Sprint PCS

     11.   Counterparts.   This   Addendum  may  be  executed  in  two  or  more
counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement.

     IN  WITNESS  WHEREOF,   the  parties  have  caused  their  duly  authorized
representatives to execute this Addendum as of the date first above written.

                               HORIZON PERSONAL
                               COMMUNICATIONS INC


                               By:  /s/
                                  --------------------------------------
                               Name:
                                  --------------------------------------
                               Title:
                                  --------------------------------------

                               SPRINT SPECTRUM L.P.


                               By:  /s/ Thomas E. Mateer
                                  --------------------------------------
                               Thomas E. Mateer,
                               Vice President - Affiliations

                               SPRINTCOM, INC.


                               By:  /s/ Thomas E. Mateer
                                  --------------------------------------
                               Thomas E. Mateer,
                               Vice President - Affiliations

                               SPRINT COMMUNICATIONS
                               COMPANY L.P.


                               By:  /s/ Ed Mattix
                                  --------------------------------------
                               Ed Mattix,
                               Senior Vice President - Public Affairs

                                        [***] - CONFIDENTIAL TREATMENT REQUESTED

[***]


Mr. Bill McKell, President
Horizon Personal Communications, Inc.
68 East Main Street
Chillicothe, OH 45601

Re: The contractual coverage footprint for the Phase I build-out of the Ashtabula, OH, Erie, PA, Jamestown, NY, Meadville, PA, Sharon, PA and Olean, NY BTA coverage areas, the Knoxville, TN Phase IIA BTA coverage area and the Scranton/Wilkes-Barre, PA Phase II core BTA coverage area and Penalty Amount assessment as described in Addendum V of the Sprint PCS Management Agreement among various Sprint PCS entities and Horizon Personal Communications, Inc. (the "Management Agreement")

Dear Bill:

The purpose of this letter is to advise Horizon Personal Communications that Sprint PCS has reviewed the current coverage footprint for the following BTA coverage areas as described in Addendum V to the Management Agreement and the Amended Exhibit 2.1 dated June 1, 2001:

>>       Ashtabula, OH Phase I.
>>       Erie, PA Phase I.
>>       Jamestown, NY Phase I.
>>       Meadville, PA Phase I.
>>       Sharon, PA Phase I.
>>       Olean, NY Phase I.
>>       Scranton/Wilkes-Barre, PA Phase II core.
>>       Knoxville, TN Phase IIA.

Sprint PCS acknowledges that Horizon Personal Communications has materially met the footprint coverage requirements agreed to in the modified Exhibit 2.1 Build-out Plan Map, Build-out Plan Description and Build-out Plan Table dated June 1, 2001 as it relates to the individual build-out phases of the BTA coverage areas listed above. Therefore, Horizon Personal Communications has also met the material requirements of the above listed Phase I, Phase IIA and Phase II core BTA coverage areas in the Amended Exhibit 2.1, as modified in Addendum V to the Management Agreement.

Sprint PCS will not assess any penalties under section 1 (b) of Addendum V related to the Phase I, Phase IIA and Phase II core BTA coverage areas listed above.


Sincerely,


Thomas E. Mateer,
Vice-president, Affiliations and Private Label Services

                                         Confidential Portion Indicated by "[ ]"

      EXHIBIT 2.1 BUILD-OUT PLAN                                                Horizon Personal Communications Exhibit 2.1
                                                                                    (Addendum V Revision/ June 1, 2001)
    Service Area                                           Build-out Plan
--------------------------------------------------------------------------------------------------------------
                                 Initial                                                      Contractual
                                 Phase/Full   Approx.    Total 2000 Covered      % Covered    Launch Date/Full
 BTA#  BTA Name (or County Name) Build-out    # Cells    BTA POPS   2000 POPs    1999 POPs    Build-out Date
------ ------------------------- ----------- ----------- ---------- ------------ ------------ ----------------
HORIZON BUILT BTA'S
  23   Athens,OH                                  8       131,261      58,711       45%         May-98
  80   Chillicothe, OH                           13       102,128      83,905       82%         Sep-97
 342   Parkersburg, WV                           11       183,473     111,144       61%         Nov-98
 359   Portsmouth, OH                             3        92,379      46,789       51%         Nov-98
 487   Zanesville-Cambridge, OH                  18       186,071     105,451       57%         Mar-98
 229   Kingsport/Johnson                         50       690,563     326,157       47%         Oct-00
       City, TN
  81   Cincinnati, OH                                     127,426
       (Adams, Brown,
       Highland, Mason Co.)
  65   Canton-New                                          36,215
       Philadelphia, OH
       (Coshocton Co.)
 197   Huntington,
       WV-Ashland KY
       (Jessup & Gallia Co.)
 474   Williamson, WV                            6        186,257      32,421       17%         [***]
 259   Logan WV                                  6         41,167      12,309       30%         [***]
 100   Cumberland,  MD                           6        158,077      52,767       33%         [***]
 215   Jamestown, Warren                        51        178,737     123,201       69%         Jun-00
       Dunkirk, PA
         Phase I-B Market            I*                                                         Jun-00
         Phase III-B Market          F*                                                         31-Oct-01
 131   Erie, PA                                 47        278,611     250,293       90%
         Phase I-B Market            I*                                                         Jun-00
         Phase III-B Market          F*                                                         31-Oct-01
  21   Ashtabula, OH                            22        100,166      79,750       80%
         Phase I-C Market            I*                                                         Jun-00
 287   Meadville, PA                            15         89,569      41,852       47%
         Phase I-C Market            I*                                                         Jun-00
 328   Oil City, Franklin, PA                   26        103,580      41,582       40%
         Phase III-C Market          F*                                                         31-Oct-01
 330   Olean, Bradford, PA                      57        242,822      81,259       33%
         Phase I-C Market            I*                                                         Jun-00
         Phase III-C Market          F*                                                         31-Oct-01
 117   Du Bois, Clearfield, PA                  30        128,642      76,026       59%
         Phase III-C Market          I*                                                         31-Oct-01
 429   State College, PA                        34        130,517     103,624       79%
         Phase III-B Market          I*                                                         31-Oct-01
 475   Williamsport, PA                         43        159,910     115,000       72%
         Phase III-B Market          I*                                                         31-Oct-01
 437   Sunbury, Shamokin, PA                    34        183,746     120,829       66%
         Phase III-B Market          I*                                                         31-Oct-01
 416   Sharon, PA                               27        121,556      95,679       79%
         Phase I-B Market            I*                                                         Jun-00
         Phase III-B Market          F*                                                         31-Oct-01
 412   Scranton, Wilkes Barre, PA              159        669,825     492,673       74%
         Phase II Core-A Market      I*                                                         [***]
         Phase IIA-B Market          I*                                                         31-Jul-01
         Phase III-B Market          F*                                                         31-Oct-01
 360   Pottsville, PA                           36        149,443      90,422       61%
         Phase IIA-C Market          I*                                                         30-Sep-01
         Phase III-C Market          F*                                                         31-Oct-01
 435   Stroudsburg, PA                          21        131,529      45,978       35%
         Phase IIA-B Market          I*                                                         31-Jul-01
  10   Allentown Carbon County                  18         59,139      31,113       53%
         Phase IIA-C Market          I*                                                         31-Aug-01
         Phase III-C Market          F*                                                         31-Oct-01
 321   New York, NY                             58
       Sussex County                                      128,286      88,109       69%
       Pike County                                         42,790      12,908       30%
         Phase IIA-B Market          I*                                                         [***]
         Phase III-B Market          F*                                                         31-Oct-01
 232   Knoxville, TN
       Hamblen Co.                                         53,510      17,762       33%
       Jefferson Co. (Partial)                              4,512       1,798       40%
         Phase IIA-C Market          I*                                                         15-May-01

       Total Horizon Built BTA's               799      4,891,907   2,739,512       56%
       Northern PA Markets                     678      2,898,868   1,890,298       65%

NTELOS BUILT BTA'S

 104   Danville, VA                             15        163,533      86,701       53%         1-Oct-99
 266   Lynchburg, VA                            25        157,324     128,990       82%         1-Oct-99
 284   Martinsville, VA                         10         88,038      56,241       64%         1-Oct-99
 376   Roanoke, VA                              55        626,125     373,899       60%         1-Oct-99
 430   Staunton-Waynesboro, VA                  12        105,731      87,604       83%         1-Oct-99
  75   Charlottsville, VA                       50        210,940     131,631       62%         1-Oct-99
  73   Charleston, WV                           45        490,210     224,470       46%         1-Nov-98
  48   Bluefield, WV                            10        174,919      49,868       29%         [***]
  35   Beckley, WV                              10        165,927      59,721       36%         1-Oct-00
 137   Fairmont, WV                              6         57,477      45,973       80%         1-Oct-99
 306   Morgantown, WV                           15        106,766      68,201       64%         1-Oct-99
  82   Clarksburg, WV                           10        194,784      65,409       34%         1-Oct-99
 197   Huntington,                              21        375,537     243,967       65%         1-Nov-98
       WV-Ashland, KY

       Total  NTELOS                           284      2,917,311   1,622,675       56%
       Built BTA's

       Grand Total                            1083      7,809,218   4,362,187       56%

*NOTE: I* refers to the Initial Phase Market Launch, defined as the first build-out phase of a specific A, B, or C market to satisfy the requirements as defined in the Exhibit 2.1 Table, Map and Build-out Narrative.

F* refers to the Full Build-out, defined as the final build-out phase of a specific A, B, or C market with multiple build-out phases to satisfy the requirements as defined in the Exhibit 2.1 Table, Map and Build-out Narrative. Markets with a single launch/build-out phase are defined as Initial Phase Market Launches.


      EXHIBIT 2.1 BUILD-OUT PLAN                                                Horizon Personal Communications Exhibit 2.1
                                                                                    (Addendum V Revision/ June 1, 2001)
                                                                                                                  BTA
                                                                                                                  License
                                                                                                                  Holder
                                                                                                                  for
                                                                                                                  Sprint
                                                                                                                  licenses
                                   Total      Covered     % Sprint   Sprint LTD                                   in
                                 Sprint LTD   Sprint      LTD Lines  Access                               License NTELOS   License
BTA#   BTA Name (or County Name) Access Lines LTD Lines   Covered    Priority     BTA License Holder      Block   markets   Block
------ ------------------------- ------------ ----------- ---------- ------------ ----------------------  ------- -------- ---------
HORIZON BUILT BTA's
  23   Athens,OH                    0           0               0%        No      Sprint Com, Inc.        D & E
  80   Chillicothe, OH              0           0               0%        No      Sprint Com, Inc.        D & E
 342   Parkersburg, WV              0           0               0%        No      Sprint Com, Inc.        D & E
 359   Portsmouth, OH               0           0               0%        No      Sprint Com, Inc.        D & E
 487   Zanesville-Cambridge, OH     0           0               0%        No      Sprint Com, Inc.        D & E
 229   Kingsport/Johnson         276,474       179,373         65%        Yes     Sprint Com, Inc.        D & E
       City, TN
  81   Cincinnati, OH               0           0               0%        No      Sprint Com, Inc.        D & E
       (Adams, Brown,
       Highland, Mason Co.)
  65   Canton-New Philadelphia      0           0               0%        No      Sprint Com              D
       OH (Coshocton Co.)
 197   Huntington, WV-                                                            Sprint Com, Inc.        D & E
       Ashland KY (Jesup
       & Gallia Co.)
 474   Williamson, WV               0           0               0%        No      Sprint Com, Inc.        D & E
 259   Logan WV                     0           0               0%        No      Sprint Com, Inc.        D & E
 100   Cumberland, MD               0           0               0%        No      American PCS, L.P.      A
 215   Jamestown, Warren                                                          WIRELESSCO, L.P.        A
       Dunkirk, PA
         Phase I-B Market
         Phase III-B Market
 131   Erie, PA                                                                   Sprint Com, Inc.        D
         Phase I-B Market
         Phase III-B Market
  21   Ashtabula, OH              6,268         6,268           100%      No      Sprint Com, Inc.        D
         Phase I-C Market
 287   Meadville, PA                                                              Sprint Com, Inc.        D
         Phase I-C Market
 328   Oil City, Franklin, PA     2,388         2,388           100%      No      WIRELESSCO, L.P.        A
         Phase III-C Market
 330   Olean, Bradford, PA                                                        WIRELESSCO, L.P.        A
         Phase I-C Market
         Phase III-C Market
 117   Du Bois, Clearfield, PA                                                    WIRELESSCO, L.P.        A
         Phase III-C Market
 429   State College, PA          2,128          1,064          50%       No      PHILLIECO, L.P.         B
         Phase III-B Market
 475   Williamsport, PA           3,571          3,571          100%      No      PHILLIECO, L.P.         B
         Phase III-B Market
 437   Sunbury, Shamokin, PA                                                      PHILLIECO, L.P.         B
         Phase III-B Market
 416   Sharon, PA                 2,569          2,235          87%       No      Sprint Com, Inc.        D
         Phase I-B Market
         Phase III-B Market
 412   Scranton, Wilkes Barre, PA                                                 WIRELESSCO, L.P.        B
         Phase II Core-A Market
         Phase IIA-B Market
         Phase III-B Market
 360   Pottsville, PA                                                             PHILLIECO, L.P.         B
         Phase IIA-C Market
         Phase III-C Market
 435   Stroudsburg, PA                                                            WIRELESSCO, L.P.        B
         Phase IIA-B Market
  10   Allentown Carbon County                                                    WIRELESSCO, L.P.        B
         Phase IIA-C Market
         Phase III-C Market
 321   New York, NY                                                               WIRELESSCO, L.P.        B
       Sussex County             46,518         32,057          69%      Yes
       Pike County
         Phase IIA-B Market
         Phase III-B Market
 232   Knoxville, TN                                                              Sprint Com, Inc.        D
       Hamblen Co.
       Jefferson Co. (Partial)
         Phase IIA-C Market

       Total Horizon BTA's      339,916         226,956         67%
       Northern PA Markets

NTELOS BUILT BTA'S

 104   Danville, VA              24,156          2,633          11%       No       Virginia PCS          B        Sprint       D
                                                                                   Alliance, L.P.                 Com, Inc.
 266   Lynchburg, VA              6,808          0              0%        No       Virginia PCS          B        Sprint       D
                                                                                   Alliance, L.P.                 Com, Inc.
 284   Martinsville, VA          44,538          27,467         62%       No       Virginia PCS          B        Sprint       D
                                                                                   Alliance, L.P.                 Com, Inc.
 376   Roanoke, VA               68,767          13,808         20%       No       Virginia PCS          B        Sprint       D
                                                                                   Alliance, L.P.                 Com, Inc.
 430   Staunton-Waynesboro,         0             0             0%        No       Virginia PCS          B        Sprint       D
       VA                                                                          Alliance, L.P.                 Com, Inc.
  75   Charlottsville, VA        88,081          69,563         79%       Yes      Virginia PCS          C        Sprint       D & E
                                                                                   Alliance, L.P.                 Com, Inc.
  73   Charleston,               18,518          0              0%        No       West Virginia         B        Sprint       D & E
       WV                                                                          PCS Alliance, L.P.             Com, Inc.
  48   Bluefield, WV             1,821           0              0%        No       West Virginia         B        Sprint       D & E
                                                                                   PCS Alliance, L.P.             Com, Inc.
  35   Beckley, WV                  0            0              0%        No       West Virginia         B        Sprint       D & E
                                                                                   PCS Alliance, L.P.             Com, Inc.
 137   Fairmont, WV                 0            0              0%        No       West Virginia         F                     A
                                                                                   PCS Alliance, L.P.
 306   Morgantown,                  0            0              0%        No       West Virginia         F                     A
       WV                                                                          PCS Alliance, L.P.
  82   Clarksburg,                  0            0              0%        No       West Virginia         E                     A
       WV                                                                          PCS Alliance, L.P.
 197   Huntington,                  0            0              0%        No       West Virginia         B         Sprint      D & E
       WV-Ashland, KY                                                              PCS Alliance, L.P.              Com, Inc.


       Total  NTELOS             252,689         113,471        45%
       Built BTA's

       Grand Total               592,605         340,427        57%


*NOTE: I* refers to the Initial Phase Market Launch, defined as the first build-out phase of a specific A, B, or C market to satisfy the requirements as defined in the Exhibit 2.1 Table, Map and Build-out Narrative.

F* refers to the Full Build-out, defined as the final build-out phase of a specific A, B, or C market with multiple build-out phases to satisfy the requirements as defined in the Exhibit 2.1 Table, Map and Build-out Narrative. Markets with a single launch/build-out phase are defined as Initial Phase Market Launches.

1370987

                         Horizon Personal Communications
                Exhibit 2.1 Build-out Plan Narrative Description
                       (Addendum V Revision/June 1, 2001)


Phase I consists of:                BTA #021Ashtabula OH
                                    BTA #131Erie PA
                                    BTA #215Jamestown NY
                                    BTA #287Meadville PA
                                    BTA #330Olean NY
                                    BTA #416Sharon PA


The I-90 corridor includes Sprint PCS Phase 3 coverage in BTA #021 - Ashtabula OH, BTA #131 - Erie PA, and BTA #215 - Jamestown NY. The coverage area for Horizon's I-90 corridor will extend from Sprint PCS's coverage near the western boundary of the Ashtabula BTA on Interstate 90 northeast to Sprint PCS's coverage near the northeastern boundary of the Jamestown BTA including the cities of Ashtabula, OH and Erie, PA. Coverage will also extend along Ohio Route 11 from I-90 south to meet Sprint PCS's coverage near the southern boundary of the Ashtabula BTA.

The I-79 corridor includes Sprint PCS Phase 3 coverage in BTA #287 - Meadville PA and BTA #416 - Sharon PA. The coverage area for Horizon's I-79 corridor will extend along Interstate 79 from Erie to meet Sprint PCS coverage near the southern boundary of the Sharon BTA including the city of Meadville, PA. Coverage will also extend along Interstate 80 from Sprint PCS's coverage near the western boundary of the Sharon BTA east to the I-79 interchange including the city of Sharon, PA.

The US 219 corridor includes Sprint PCS Phase 3 coverage in BTA #330 - Olean NY. The coverage area for Horizon's US 219 corridor will extend along US 219 from Sprint PCS's current coverage near the northern boundary of the Olean BTA south to the village of Ellicotteville, NY.

                         Horizon Personal Communications
                Exhibit 2.1 Build-out Plan Narrative Description
                       (Addendum V Revision/June 1, 2001)


Phase II Core Coverage consists of:         BTA #412          Scranton PA


Specifically, Phase II Core Coverage in BTA #412-Scranton, PA will include the following:

Coverage in the Scranton and Wilkes-Barre area along Interstate 81, northeast from Nuangola up to Archbald, including the towns of Nanticoke, Moosic, Kingston, Scranton, Wilkes-Barre and Dunmore.

                         Horizon Personal Communications
                Exhibit 2.1 Build-out Plan Narrative Description
                       (Addendum V Revision/June 1, 2001)


Phase IIA consists of:              BTA #360         Pottsville PA
                                    BTA #412         Scranton PA
                                    BTA #435         Stroudsburg PA
                                    BTA #010         Allentown PA
                                    BTA #321         New York NY
                                    BTA #232Knoxville TN

The coverage area for Horizon's Northeastern Pennsylvania Cluster includes BTA #412 - Scranton PA, BTA #360 - Pottsville PA, BTA #435 - Stroudsburg PA, BTA #010 - Allentown PA (Carbon County), and BTA #321 - New York NY (Pike & Sussex County). Coverage will extend along Interstate 81 from the southern boundary of the Pottsville BTA northeast to the northern boundary of Scranton BTA including the cities of Pottsville, Scranton, Wilkes-Barre, Hazelton and Carbondale.

Specifically, Phase IIA coverage in BTA #412-Scranton, PA will include the following:

1. North along Interstate 380 from the northern border of Stroudsburg BTA #435 to the edge of Horizon's Phase 2 Scranton Wilkes-Barre core coverage.

2. South along Interstate 81 from Horizon's Phase 2 Scranton Wilkes-Barre core coverage at Nuangola to the northern boundary of Pottsville PA BTA #360, including the town of Hazleton.

3. East along Interstate 84 from the 380/84 interchange to the western border of Pike County in New York, NY BTA #321.

4. South along Highway 476 from the 476/81 interchange to the northern border of Carbon County in the Allentown, PA BTA #010.

5. East along Interstate 80 from the 81/80 interchange to the Carbon County border in the Allentown, PA BTA #010.

6. Northwest along 29 from the Scranton core coverage area including the Harvey's Lake area and the towns of Dallas, Noxen and Lehman.

7. North on Interstate 81 from the 380/81 interchange to the border of Scranton BTA #435.

8. West of Honesdale on 6 to the Scranton core coverage, southeast to the Scranton/Pike BTA border to include the town of Hawley and southwest along the Pike county border to Interstate 84.

Coverage will also extend along Interstate 80 from the I-81 interchange eastward to the southeastern boundary of the Stroudsburg BTA including the city of Stroudsburg, along Interstate 84 from the I-81 interchange eastward to the eastern boundary of Pike County including portions of Sussex County, and along the entire length of Interstate 380. Additional coverage will be provided along Pennsylvania Route 9 (Turnpike NE xtender) between Interstate 81 and Interstate 80 and in the eastern portion of Carbon County.

The I-40 Corridor includes BTA #232 - Knoxville TN. The I-40 corridor will extend from Sprint PCS's coverage near the western boundary of Jefferson county in the Knoxville BTA east on Interstates 40 and 81 to Horizon's coverage near the eastern boundary of Knoxville BTA and will include the city of Morristown, TN. Coverage also includes I-40 South to the North Cocke County Line.

                         Horizon Personal Communications
                Exhibit 2.1 Build-out Plan Narrative Description
                       (Addendum V Revision/June 1, 2001)


Phase III consists of:              BTA #117  Du Bois-Clearfield PA
                                    BTA #215  Jamestown NY
                                    BTA #328  Oil City-Franklin PA
                                    BTA #330  Olean NY
                                    BTA #360  Pottsville PA
                                    BTA #416  Sharon PA
                                    BTA #429  State College PA
                                    BTA #437  Sunbury-Shamokin PA
                                    BTA #475  Williamsport PA
                                    BTA #412  Scranton, Wilkes-Barre, PA
                                    BTA #360  Pottsville, PA
                                    BTA #10   Allentown, PA
                                    BTA #321  New York, NY


The I-80 corridor includes BTA #117 - Du Bois-Clearfield PA, BTA #328 - Oil City-Franklin PA, BTA #416 - Sharon PA, BTA #429 - State College PA, BTA #437 - Sunbury-Shamokin PA, and BTA #475 - Williamsport PA. The coverage area for Horizon's I-80 corridor will extend from the I-79 interchange in the Sharon BTA along Interstate 80 east to I-81 interchange in the Pottsville BTA including the cities of Du Bois, Clearfield, State College, Williamsport, Shamokin, Sunbury and nearby smaller communities and the primary highways (including I-180) that connect them to I-80 as depicted on the Exhibit 2.1 map.

The I-86 corridor includes BTA #215 - Jamestown NY and BTA #330 - Olean NY. The coverage area for Horizon's I-86 corridor will extend along I-86 (State Route
17) from Interstate 90 east to eastern boundary of the Olean BTA including the cities of Jamestown, Salamanca and Olean. Coverage will also extend along US 62 from Jamestown south to Warren, PA; along US 6 from I-79 east to Warren, PA and along US 219 from Ellicotteville south to Bradford, PA.

The coverage area for Horizon's Northeastern Pennsylvania Cluster and I-79 corridor will be enhanced to extend coverage to neighboring smaller communities and connecting highways as depicted in the Exhibit 2.1 Map.



1368199v1